INFORMATION ON BUSINESS SEGMENTS	3 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
INFORMATION ON BUSINESS SEGMENTS

NOTE 1 – ORGANIZATION AND BUSINESS

GENERAL

The following is a summary of some of the information contained in this document.  Unless the context requires otherwise, references in this document to “Two Rivers Water Company,” “Two Rivers,” or the “Company” is to Two Rivers Water Company and its subsidiaries.

Two Rivers Water Company acquires and develops high yield irrigated farmland and the associated water rights in the Arkansas River watershed, particularly along the Huerfano and Cucharas Rivers, in Southeastern Colorado.

The Company has acquired 4,915 acres of farmland and associated water rights in the watershed of the Huerfano and Cucharas Rivers.  In order to develop and maximize the value of the farmland and the water rights, the Company also acquires reservoir and interests in mutual irrigation companies.  The Company owns a 91% interest in the Huerfano Cucharas Irrigation Company, a mutual irrigation company.  The Company also purchased the Orlando Reservoir and Butte Valley water rights on the Huerfano River in February 2011.  In June 2012, the Company purchased certain assets, including crops in the ground, farmland and water rights from Dionisio Farms, an operating farm enterprise irrigated by the Bessemer Ditch from the main stem of the Arkansas River.  The Company has also agreed to purchase facilities, equipment and the produce business which is integrated with Dionisio Farms.

Two Rivers Water Company plans to operate two core businesses: (i) organic and conventional crop production from high yield irrigated farmland and (ii) water supply to municipal markets in Huerfano County and the Front Range of Colorado.  The Company’s current crop production consists of high-value, human-consumption vegetable crops, exchange-trade grains (feed corn) and silage.

The Company currently has the right and the physical capability to store 15,000 acre-feet (“AF”) of water1  within the Huerfano and Cucharas Rivers watershed.

Two Rivers Water Company Corporate Organization

The Company’s organizational structure is illustrated in the chart below.  Two Rivers Water Company is the parent company and owns 100% of Two Rivers Farms, LLC and Two Rivers Water, LLC.  Two Rivers Farms owns 100% of Two Rivers Farms F-1, LLC and Two Rivers Farms F-2, LLC.  Two Rivers Farms also owns unencumbered farmland that will eventually be redeveloped and brought into production.  Two Rivers Water, LLC owns 100% of TR Bessemer, LLC (which, in turn, holds 146 shares in the Bessemer Ditch Company), 91% of the Huerfano-Cucharas Irrigation Company (sometimes referred to elsewhere in this quarterly report as the “HCIC”) and 100% of the Orlando Reservoir No. 2 Company LLC (the “Orlando”).

Two Rivers Farms, LLC (“Farms”) – Our Farming Business

In order to put its water rights and facilities to productive use, the Company formed Farms to manage farms in proximity to our water distribution facilities and has undertaken a program of redeveloping the land, introducing modern agricultural and water management practices including deep plowing, laser leveling and installing efficient irrigation facilities.

The Company acquires farmland and associated, established and strategic water rights.  Acquisitions include currently operating and producing farms as well as farmland that has not been cultivated for many years.  For the non-operating land, Two Rivers will make capital improvements to rehabilitate the farm and maximize the beneficial use of the associated water rights.

During the 2010 growing season, approximately 400 acres of the Company’s land were farmed, primarily for wheat and feed corn, to determine the fertility of the soil and the most efficient and cost effective means of irrigation.

During 2011, the Company increased the farmable acreage to 713 acres.  However, because of the extensive drought in the area and because redevelopment of the Orlando and Phase I reconstruction of the Cucharas Reservoirs had not been completed; Farms made the decision to not produce crops on this acreage.

During the current growing season, the Company is growing, harvesting and selling a variety of crops from 405 acres irrigated from the Bessemer Ditch and is also growing roughly 150 acres of sorghum irrigated from the water rights acquired with the Orlando.

1 An acre-foot of water is the amount of water required to cover one acre to a depth of one foot.  An acre-foot of water contains 325,851 gallons, generally considered enough water to supply two average households for a year.  Annual irrigation of alfalfa in Southeastern Colorado consumes approximately three acre-feet of water per acre of crop.

Two Rivers Farms F-1, LLC (“F-1”) and Two Rivers Farms F-2, LLC (“F-2”)

On January 21, 2011 the Company formed F-1 to hold certain farming assets and as an entity to raise convertible debt financing for the Company’s expansion our farming business.  In February 2011, F-1 sold $2,000,000 in 5% per annum, 3-year convertible promissory notes that also participates in 1/3 of the crop profit from the related land.  Proceeds from these notes were used to improve irrigation systems, pay for the farmland and retire seller carry-back debt from the purchase of the HCIC.  This allowed water available through the HCIC to be used to irrigate the F-1 farms without other encumbrances.

On April 5, 2011 the Company formed F-2 to hold certain farming and water assets and as an entity to raise additional convertible debt for the Company’s expansion of our farming business. Proceeds from the notes that were sold in summer 2011, were used to acquire the Orlando and additional farmland and to install irrigation systems.

Both F-1 and F-2 lease their farmland and farming assets to Farms as the operator of the Company’s farming business.  The farms are managed by our employees who are supported, as necessary, by contract seasonal farm workers.

Butte Valley Farms

Through multiple transactions, the Company has acquired irrigable farmland and water rights in the Butte Valley.  This farmland is and will continue to be served by irrigation through the Orlando.

Approximately 1,500 acres of irrigable farmland in the Butte Valley acquired by the Company in connection with the Orlando purchase (the “Lascar-Butte Acres”) is subject to a conditional right to a repurchase by the sellers.  The repurchase option is for $1.00 but is only effective on or after September 7, 2021 and only if the sellers have previously offered to purchase from the Company at least 2,500 SFE (single family equivalent) Taps, and tendered payment of a $6,500 Water Resource Fee per SFE Tap pursuant to an agreement.  Also, the sellers of Orlando have the right after twenty years to repurchase Lascar-Butte Acres for $2,000 per acre.

In 2011 and 2012, the Company made substantial improvements to the Lascar-Butte Acres to restore the farmable land and enhance the associated water rights.  These improvements include but are not limited to installing an irrigation system, rebuilding the outlet works and diversion structure at the Orlando Reservoir, rebuilding the Orlando Ditch, laser leveling the farm land, purchasing nearby land, making filings with the water courts to enhance the water rights, and planting sorghum for harvest.  These improvements allowed the Company to commence farming on the Lascar-Butte Acres in 2012 with a crop of sorghum.  Through July 31, 2012, the Company expended in excess of $2,203,000 in rebuilding and preparing the Lascar-Butte Acres for farming and developing the associated water rights.  The Company believes these substantial improvements satisfy certain obligations under, and terminate, an additional Seller’s option to re-purchase the Lascar-Butte Acres.   The seller had an option to repurchase the Lascar-Butte Acres by September 7, 2013, if the Company did not use its best efforts to complete substantial improvements to the Lascar-Butte Acres, or if the Company did not commence farming on Lascar-Butte Acres.

Dionisio Farms Acquisition

On June 15, 2012, the Company acquired land and water rights from of Dionisio Produce and Farms, LLC and affiliated entities (“Dionisio”).  The Company purchased 146 acres of high yield irrigable farmland, and the accompanying 146 shares of Bessemer Ditch Company, a senior water right holder on the main stem of the Arkansas River, and two supplemental ground water wells.  Further, the Company entered into leases for an additional 279 irrigable acres, of which 83 acres are subject to a 20 year lease.  Dionisio has been producing vegetable crops for over 70 years and has well-established commercial relationships for the sale and distribution of its crops.  The Company is operating these acquired assets under the Dionisio name and has entered into employment agreements with members of the Dionisio family to maintain the experience and skill in producing and marketing of the vegetable crops.

Two Rivers Water Company, LLC (“TR Water”) – our Water Business

During 2011, the Company formed TR Water to secure additional water rights, rehabilitate water diversion, conveyance and storage facilities and to develop one or more special water districts.

Colorado adheres to the Prior Appropriation Doctrine, which provides for a seniority-based allocation system for water which is often described as “first in time, first in right.”  This system is administered by the Office of the State Engineer within the Colorado Division of Water Resources (“DWR”) based on judicial water decrees that define the type of use, seniority and volumetric limit of a water right.  On each tributary, DWR has full-time and seasonal personnel who monitor the flow in the river and allocate the water to individual water rights based on seniority.  Daily information about river conditions and the resulting designation of which water rights are “in priority” are posted on the Internet.  Our farmers maintain regular contact with the local water commissioner to optimize the use of the Company’s water rights.

Direct flow rights are generally senior to storage rights, because direct diversion generally preceded the development of storage reservoirs.  However, direct flow rights typically do not divert early in the spring (before the irrigation season begins), so lower priority storage rights are often exercised to store water early in the season.  The Arkansas River basin below Pueblo Reservoir also operates a Winter Storage Program that re-allocates winter direct flow rights to storage in reservoirs from November 15 to March 15 each year.  Because the Company completed needed physical renovations to both the Orlando and the Cucharas Reservoirs in early 2012, we expect to be able to participate in the Winter Storage Program and store water in both reservoirs for later irrigation use on our farms beginning this year.

The Company also has the right to divert from the natural flows of the two rivers in excess of 50 cubic feet per second which historically yields 15,000 AF of water annually, subject to river conditions and competing uses. The historic average of 15,000 AF of water is derived from a number of sources.  That sum represents the middle of a range of annual water yield which are affected by the changes in weather and resulting hydrology.  A wet year estimate of the yield from our direct flow water rights is approximately 18,000 AF.  A dry year estimate would be closer to 12,000 AF.  In estimating water supply yield, the dry-average-wet method offers a reasonable range of expected diversion.  An exception is made, however, for conditions of extreme drought, which has characterized several years of the most recent decade.  In addition, the current year is likely to be classified as an extremely dry year.  The 15,000 AF of long-term average yield from our direct diversion rights is based on a 50+ year period of record and also relies on historic studies of these rights by a variety of engineers at various times.  Our expectation is that the future conditions will be similar to the past, with cycles of wet, average and dry conditions.  In order to ameliorate the effects of such variations in the yield of our direct flow water rights, the Company has developed and will continue to develop water storage reservoirs and also plans to develop sustainable, supplemental groundwater resources in the Huerfano/Cucharas watershed.  The Company believes that a fully integrated system consisting of annually variable precipitation, a portfolio of direct diversion and storage rights, back-up groundwater production capability, and our storage and distribution facilities will create a reliable, sustainable water supply to support our expanding farming business.

The Company is engaged in refurbishing the water management facilities of the HCIC and the Orlando infrastructure.  When the Company’s reservoirs are fully restored, they will have the physical capability and the associated rights to store in excess of 70,000 acre-feet of water.

TR Bessemer, LLC (“Bessemer”)

Bessemer was formed on June 6, 2012 as a wholly owned subsidiary of TR Water to acquire Bessemer Ditch Company shares associated with productive farmland.  Bessemer’s first acquisition (146 shares) occurred on June 15, 2012 with the acquisition of Dionisio, as discussed above.  The Company plans to purchase, lease, improve and farm additional acreage under the Bessemer Ditch and Bessemer is intended to be the holder of the associated water rights, wells and contracts.

The Huerfano-Cucharas Irrigation Company (the “HCIC”)

In order to supply its farms with irrigation water, the Company began to acquire shares in the HCIC in order to develop and put to use their historic water rights on the two rivers.  At the time the HCIC was formed in 1944, the water in the two rivers was continuously augmented by groundwater pumped from coal mines that operated in the watershed.  The augmented and natural flow of the rivers, along with the water rights and facilities of the HCIC were sufficient to provide reliable irrigation water for the HCIC mutual company’s shareholders and their expanding farm enterprises.  However, in the years following World War II, the mines began to cease production and, therefore, stopped pumping groundwater out of the mine shafts and into the river channels.  As a result of the reduction in downstream flow in the rivers, the extent of farming in the watershed could no longer be reliably irrigated.  In some years, crops failed for lack of late summer irrigation water and, over time, once thriving farms withered.  Because of such failures and the reduced flow in the rivers, the shareholders of the HCIC were unable or unwilling to adequately maintain the water diversion, conveyance and storage facilities.  Therefore, at the time the Company decided to invest in the Huerfano/Cucharas watershed, the shares in HCIC had become less valuable and the residual farming in the area had reverted primarily to pasture and dry grazing.

Beginning in 2009, the Company systematically acquired shares in the HCIC and, as of December 31, 2010, had acquired 91% of the shares, which it continues to own.   The shares were acquired from willing sellers in a series of negotiated transactions for cash and the Company’s common shares.  As the controlling shareholder, the Company currently operates the HCIC and has undertaken a long-term program to refurbish and restore the water management facilities.

Orlando Reservoir No. 2 Company, LLC (the “Orlando”)

The Orlando is a Colorado limited liability company originally formed to divert water from the Huerfano River for storage in the Orlando Reservoir to be re-timed and used for irrigation of farmland in Huerfano and Pueblo Counties.  At the time the Company began investing in the Huerfano/Cucharas watershed, the Orlando owned an historic diversion structure, a conveyance system and a reservoir and also owned a small amount of irrigable farmland.  However, the water facilities were in deteriorated condition.  Beginning in January, 2011, through a series of transactions, the latest of which closed on September 7, 2011, the Company acquired 100% ownership of the Orlando (through its wholly-owned subsidiary, TR Water) for a combination of cash, stock and seller-financing.  Promptly following the acquisition, the Company began the program for refurbishing the facilities to restore their operating efficiency.  During the quarter ended June 30, 2012, the Company completed projects to refurbish the Orlando irrigation infrastructure; these projects were partially funded through long-term loans to the Company from the Colorado Water Conservation Board.

The Orlando assets include not only the reservoir, but also the most senior direct flow water right on the Huerfano River (the #1 priority), along with the #9 priority and miscellaneous junior water rights.  These water rights are now integrated with the Company’s other water rights on the Huerfano and Cucharas River to optimize the natural water supply.  In addition, the water storage rights and the physical storage reservoirs are critical to water supply reliability in the watershed, because the storage system allows the natural spring runoff from snowmelt to be captured and re-timed for delivery to irrigate crops throughout the growing season.  Coupled with the Company’s distribution facilities and farmland, these water diversion and storage rights are expected to provide consistent supplies to irrigate and grow our crops.

Discontinued Operations

In early 2009, the Company (then named Navidec Financial Services, Inc.) discontinued its short-term real estate lending and development in an effort to reduce its exposure to credit risk.  The wind down of discontinued operations was completed by December 31, 2011.

Management plans for funding future operations

During the six months ended June 30, 2012, the Company placed a $3,994,000 bridge loan (the “Bridge Loan”) with a group of private lenders, including the Company’s CEO who lent $994,000 of the total.  The Bridge Loan is unsecured, pays monthly interest at 12% per annum, and is due October 31, 2012.  The holders of the Bridge Loan also received one share of the Company’s stock for each $10 of loan principal, and the principal of the Bridge Loan is convertible into the Company’s common stock under certain conditions. The Company anticipates retiring any portion of the Bridge Loan not converted to common stock from the proceeds of a take-out equity financing currently under development.

As of June 30, 2012, the Company had $1,341,000 in demand deposits and $31,000 in highly liquid gold ETFs.  These funds, along with the anticipated additional debt and equity financing are expected to provide sufficient capital to implement the Company’s business plans through 2013.

NOTE 5 – Information on Business Segments

We organize our business segments based on the nature of the products and services offered. We focus on the Water and Farming Business with Two Rivers Water Company as the Parent company. Therefore, we report our segments by these lines of businesses: Farms and Water. Farms contain all of our Farming Business (Farms, F-1, F-2). Water contains our Water Business (Mutual Ditch Company and Orlando). Our Parent category is not a separate reportable operating segment. Segment allocations may differ from those on the face of the income statement.

In the following tables of financial data, the total of the operating results of these business segments is reconciled, as appropriate, to the corresponding consolidated amount. There are some corporate expenses that were not allocated to the business segments, and these expenses are contained in the “Total Operating Expenses” under Parent.

Operating results for each of the segments of the Company are as follows (in thousands):

	For the year ended December 31, 2011					For the year ended December 31, 2010
	Parent	Farms	Water	Discontinued Operations	Total	Parent	Farms	Water	Discontinued Operations	Total
Revenue
Assessments	$ -	-	97	-	97	$ -	-	25	-	25
Farm revenue	-	-	-	-	-	-	153	-	-	153
Water revenue	-	-	-	-	-	15	-	-	-	15
Other & misc.	-	2	5	-	7	-	3	-	-	3
	-	2	102	-	104	15	156	25	-	196
Less: direct cost of revenue	-	97	-	-	97	-	285	-	-	285
Gross Margin	-	(95)	102	-	7	15	(129)	25	-	(89)
Total Operating Expenses	(5,548)	(589)	(640)	-	(6,777)	(5,924)	(457)	(1,137)	-	(7,518)
Total Other Income/(Expense)	(160)	1,652	(652)	-	840	(909)	-	-	-	(909)
Net (Loss) Income from continuing operations before income taxes	(5,708)	968	(1,190)	-	(5,930)	(6,818)	(586)	(1,112)	-	(8,516)
Income Taxes (Expense)/Credit	-	-	-	-	-	-	-	-	-	-

Net Income (Loss) from continuing operations	(5,708)	968	(1,190)	-	(5,930)	(6,818)	(586)	(1,112)	-	(8,516)
Discontinued operations:
(Loss) from operations of discontinued real estate and mortgage business	-	-	-	(131)	(131)	-	-	-	(946)	(946)
Income tax benefit	-	-	-	-	-	-	-	-	-	-
Loss on discontinued operations	-	-	-	(131)	(131)	-	-	-	(946)	(946)
Non-controlling interest	-	-	(51)	-	(51)	-	-	(4)	-	(4)
Net (Loss) Income	$(5,708)	968	(1,241)	(131)	(6,112)	$(6,818)	(586)	(1,116)	(946)	(9,466)
Segment assets	$ 1,563	7,127	26,763	5	35,458	$ 849	105	26,236	8	27,198